Exhibit 10.1
Execution Version
AMENDMENT AND CONSENT NO. 1
AMENDMENT AND CONSENT NO. 1, dated as of August 5, 2013 (this “Amendment and Consent”), to the Credit Agreement, dated as of August 5, 2011 (as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among, FMC Corporation, a Delaware corporation (the “Company”), certain of the Company’s subsidiaries from time to time party thereto as borrowers (together with the Company, the “Borrowers”), Citibank, N.A., as Administrative Agent (as each such term is defined in the Credit Agreement) and each lender and issuing bank from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”).
WHEREAS, Section 2.15 of the Credit Agreement permits the Company to request an extension of the Termination Date and the Company provided a notice to the Lenders in order to exercise this option on June 24, 2013 (the “Extension Request”);
WHEREAS, in addition to the Extension Request, the Company has requested certain other changes to the Credit Agreement as described herein (the “Proposed Amendments”);
WHEREAS, Section 9.01 of the Credit Agreement provides that the Company and the Required Lenders may amend the Loan Documents;
WHEREAS, the Lenders party hereto have agreed to grant the Extension Request and approve the Proposed Amendments;
WHEREAS, in order to effect the foregoing, the Company and the other parties hereto desire to amend the Credit Agreement, subject to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
ARTICLE I
Amendment and Consent
SECTION 1.01. Defined Terms. Capitalized terms used herein (including in the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement. The rules of construction specified in Section 1.04 of the Credit Agreement also apply to this Amendment and Consent.
SECTION 1.02. Extension Consent. Subject to the terms and conditions set forth herein, on the Amendment and Consent Effective Date each Lender party hereto agrees to extend the Termination Date to August 5, 2017 from August 5, 2016.
SECTION 1.03. Amendment of Credit Agreement. Effective as of the Amendment and Consent Effective Date, the Credit Agreement is hereby amended as follows:
(i)    The following definitions are hereby added in the appropriate alphabetical order to Section 1.01:

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“Amendment and Consent No. 1” means that certain Amendment and Consent No. 1 to this Agreement, dated as of August 5, 2013, among the
Company, the Lenders party thereto and the Administrative Agent.
“Amendment and Consent Effective Date” has the meaning set forth in the Amendment and Consent No. 1.
(ii)The second whereas clause in the Credit Agreement is hereby amended and restated in its entirety as follows:
WHEREAS, the Borrowers have requested that the Lenders provide a revolving credit facility, the proceeds of which will be used (i) to refinance the existing credit extensions of the Borrowers under the Existing Credit Agreements, (ii) to pay any related transaction costs, fees and expenses and (iii) for general corporate purposes, including issuances of Letters of Credit.
(iii)Section 3.09 of the Credit Agreement is hereby amended and restated in its entirety as follows:
Section 3.09. Use of Proceeds. The Letters of Credit and the proceeds of the Loans shall be available (and each Borrower agrees that it shall use such proceeds) for general corporate purposes of the U.S. Borrower and its Subsidiaries; provided that neither any Lender nor the Administrative Agent shall have any responsibility for the use of any of the Letters of Credit or the proceeds of Loans
(iv)Section 6.03(i) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(i)    Application of Proceeds. The entire amount of the Letters of
Credit or the proceeds of the Loans shall be used by the Borrowers (i) to refinance the existing debt of the Borrowers under the Existing Credit Agreement, (ii) pay any related transaction costs, fees and expenses and (iii) for general corporate purposes.
SECTION 1.04. Effectiveness. Sections 1.02 and 1.03 of this Amendment and Consent shall become effective as of the first date (the “Amendment and Consent Effective Date”) on which the following conditions have been satisfied:
(a)The Administrative Agent (or its counsel) shall have received from the Company and the Required Lenders either (x) counterparts of this Amendment and Consent signed on behalf of such parties or (y) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or other electronic transmissions of signed signature pages) that such parties have signed counterparts of this Amendment and Consent.
(b)The Administrative Agent shall have received, in immediately available funds, (i) payment or reimbursement of all costs, fees, out-of-pocket expenses, compensation and other amounts then due and payable in connection with this Amendment and Consent, including the reasonable fees, charges and disbursements of

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counsel for the Administrative Agent and (ii) a nonrefundable amendment fee of 0.05% of the Commitments of each Lender party hereto.
(c)The Administrative Agent shall have received executed legal opinions of: Morgan, Lewis & Bockius LLP, as counsel to the Company substantially in the form of the legal opinion provided on the Effective Date or as otherwise reasonably satisfactory to the Administrative Agent. The Company’s Counsel is expressly instructed to deliver its opinion to the Administrative Agent for the benefit of each of the Administrative Agent and each Lender.
(d)The Administrative Agent shall have received (a) (i) certified copies of the Charter and by-laws (or analogous organizational documents) of the Company and each Borrower or (ii) a certificate of such Borrower dated as of the Amendment and Consent Effective Date confirming that such organizational documents remain in full force and effect as of the date of such certificate, and (b) the resolutions (or analogous authorizations), in form and substance reasonably satisfactory to the Administrative Agent, of the Board of Directors (or analogous governing body) of the Company and each Borrower, authorizing in each case the execution, delivery and performance of this Amendment and Consent, in each case certified by the Secretary or an Assistant Secretary of the Company or such Borrower as of the Amendment and Consent Effective Date and each such certificate shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded as of the date of such certificate.
(e)The Administrative Agent shall have received a certificate of the Secretary or an Assistant Secretary (or analogous officer) of the Company and each Borrower dated as of the Amendment and Consent Effective Date, as to the incumbency and signature of the officers of the Company and such Loan Party executing each of this Amendment and Consent and each other Loan Document to which the Company and such Borrower is a party, and any certificate or other documents to be delivered by it pursuant thereto, together with evidence of the incumbency of such Secretary or Assistant Secretary as the case may be.
The Administrative Agent shall notify the Company and the Lenders of the Amendment and Consent Effective Date and such notice shall be conclusive and binding.
ARTICLE II
Miscellaneous
SECTION 2.01. Representations and Warranties. (a) To induce the other parties hereto to enter into this Amendment and Consent, the Company represents and warrants to each of the Lenders and the Administrative Agent that, as of the Amendment and Consent Effective Date and after giving effect to the transactions and amendments to occur on the Amendment and Consent Effective Date, this Amendment and Consent has been duly authorized, executed and delivered by the Company and constitutes, and the Credit Agreement, as amended hereby on the Amendment and Consent Effective Date, will constitute, legal, valid and binding obligations of the Borrowers, enforceable against each of the Borrowers in accordance with their terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights generally and by general principles of equity and the implied covenant of good faith and fair dealing.

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(b)Each of the representations and warranties made by each party to each Loan Document in or pursuant to this Amendment and Consent or any other Loan Document, or contained in any certificate or financial statement (other than estimates and projections which are (x) identified as such and (y) contained in any financial statement) furnished at any time under or in connection with this Amendment and Consent or any other Loan Document shall be true and correct in all material respects on and as of the Amendment and Consent Effective Date as if made on and as of such date (except to the extent that such representations and warranties relate to a particular date, in which case such representations and warranties shall be true and correct in all material respects on and as of such date), both before and after giving effect to the this Amendment and Consent.
(c)After giving effect to this Amendment and Consent and the transactions contemplated hereby on the relevant date, no Default or Event of Default has occurred and is continuing on the Amendment and Consent Effective Date.
SECTION 2.02. Effect of Amendment and Consent. (a) Except as expressly set forth herein, this Amendment and Consent shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of, the Administrative Agent, the Lenders, any other Agent and any of their respective Affiliates under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to establish a precedent for purposes of interpreting the provisions of the Credit Agreement or entitle any Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment and Consent shall apply to and be effective only with respect to the provisions of the Credit Agreement and the other Loan Documents specifically referred to herein.
(b)    On and after the Amendment and Consent Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement, “thereunder”, “thereof”, “therein” or words of like import in any other Loan Document, shall be deemed a reference to the Credit Agreement, as amended hereby. This Amendment and Consent shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 2.03. Governing Law. THIS AMENDMENT AND CONSENT SHALL BE GOVERNED BY, AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The other provisions of Article IX of the Credit Agreement shall apply to this Amendment and Consent to the same extent as if fully set forth herein.
SECTION 2.04. Headings. The headings of this Amendment and Consent are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their officers as of the date first above written.

The U.S. Borrower FMC CORPORATION By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Vice President and Treasurer

The Euro Borrowers FMC FINANCE B.V. By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Authorized Signatory, as Attorney-in-Fact

FMC CHEMICALS NETHERLANDS B.V. By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Authorized Signatory, as Attorney-in-Fact

FMC FORET, S.A. By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Authorized Signatory, as Attorney-in-Fact

FMC CHEMICALS GERMANY GMBH By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Authorized Signatory, as Attorney-in-Fact

[Amendment and Consent No. 1]

SURETY INTERNATIONAL LTD. By: /s/ Thomas C. Deas, Jr. Name: Thomas C. Deas, Jr. Title: Authorized Signatory, as Attorney-in-Fact

[Amendment and Consent No. 1]

CITIBANK, N.A.
as Administrative Agent

By:    /s/ Shannon Sweeney
Name:    Shannon Sweeney
Title:    Vice President

[Amendment and Consent No. 1]

CITIBANK, N.A., as a Lender and an Issuing Bank By: /s/ Shannon Sweeney Name: Shannon Sweeney Title: Vice President

[Amendment and Consent No. 1]

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank By: /s/ Darren Bielawski Name: Darren Bielawski Title: Assistant Vice President

[Amendment and Consent No. 1]

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as Lender By: /s/ George Stoecklein Name: George Stoecklein Title: Director

[Amendment and Consent No. 1]

DNB Bank ASA, Grand Cayman Branch, as Lender By: /s/ Philip F. Kurpiewski Name: Philip F. Kurpiewski Title: Senior Vice President

By: /s/ Bjorn Erik Hammerstad Name: Bjorn Erik Hammerstad Title: Senior Vice President

[Amendment and Consent No. 1]

Sumitomo Mitsui Banking Corporation, as Lender By: /s/ James D. Weinstein Name: James D. Weinstein Title: Managing Director

[Amendment and Consent No. 1]

BNP Paribas, as Lender By: /s/ Michael Hoffman Name: Michael Hoffman Title: Vice President

By: /s/ Todd Grossnickle Name: Todd Grossnickle Title: Vice President

[Amendment and Consent No. 1]

HSBC Bank USA, National Association, as Lender By: /s/ David A. Mandell Name: David A. Mandell Title: Managing Director

[Amendment and Consent No. 1]

U.S. Bank, National Association, as Lender By: /s/ Robert C. Mayer, Jr. Name: Robert C. Mayer, Jr. Title: Vice President

[Amendment and Consent No. 1]

TD Bank, N.A., as Lender By: /s/ Bernadette Collins Name: Bernadette Collins Title: Senior Vice President

[Amendment and Consent No. 1]

CoBank, ACB, as Lender By: /s/ Alan Schuler Name: Alan Schuler Title: Vice President

[Amendment and Consent No. 1]

Citizens Bank of Pennsylvania, as Lender By: /s/ Leslie D. Broderick Name: Leslie D. Broderick Title: Senior Vice President

[Amendment and Consent No. 1]

LLOYDS TSB BANK PLC, as Lender By: /s/ Karen Weich Name: Karen Weich Title: Vice President - W011

By: /s/ Dennis McClellan Name: Dennis McClellan Title: Vice President - M040

[Amendment and Consent No. 1]

Wells Fargo Bank, N.A., as Lender By: /s/ James Travagline Name: James Travagline Title: Director

[Amendment and Consent No. 1]

JPMORGAN CHASE BANK, N.A., as Lender By: /s/ James A. Knight Name: James A. Knight Title: Vice President

[Amendment and Consent No. 1]

Branch Banking and Trust Company, as Lender By: /s/ Glenn A. Page Name: Glenn A. Page Title: Senior Vice President

[Amendment and Consent No. 1]

KBC Bank, N.V. – New York Branch as Lender By: /s/ Sheila Bermejo Name: Sheila Bermejo Title: Vice President

By: /s/ Thomas R. Lalli Name: Thomas R. Lalli Title: Managing Director

[Amendment and Consent No. 1]

THE BANK OF NEW YORK MELLON, as Lender By: /s/ William M. Feathers Name: William M. Feathers Title: Vice President

[Amendment and Consent No. 1]

Australia and New Zealand Banking Group Limited, as Lender By: /s/ Robert Grillo Name: Robert Grillo Title: Director

[Amendment and Consent No. 1]

Bank of China, New York Branch, as Lender By: /s/ Haifeng Xu Name: Haifeng Xu Title: Executive Vice President

[Amendment and Consent No. 1]